UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2014

NITRO PETROLEUM INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada	000-50932	98-0488493
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

624 W. Independence, Suite 101 Shawnee, OK 74804
(Address of principal executive offices)

Registrant’s telephone number, including area code: (405) 273-9119

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2014, the Board of Directors (the “Board”) of Nitro Petroleum Incorporated (the “Company”) re-appointed James G. Borem to fill the vacancy on the Board created by his resignation in December 2013. Mr. Borem was also re-appointed as the Company’s President and Interim Chief Financial Officer. Various information regarding Mr. Borem is available in the Company’s Annual Report on Form 10-K for the year ended January 31, 2013, and other reports filed with the Securities and Exchange Commission.

Concurrently with the foregoing, James C. Lanshe resigned as an officer of the Company. However, Mr. Lanshe continues to serve on the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2014	NITRO PETROLEUM INCORPORATED

	By:	/s/ James G. Borem
James G. Borem
President